UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2006

SEARS HOLDINGS CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-51217	20-1920798
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

3333 Beverly Road		60179
Hoffman Estates, Illinois		(Zip code)
(Address of principal executive offices)

Registrant's telephone number, including area code: (847) 286-2500

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 1 - Registrant's Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

                 See the discussion set forth under Item 5.02 below, which discussion is incorporated into this Item 1.01 by reference.

Section 5 - Corporate Governance and Management

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On July 27, 2006, Sears Holdings Corporation (the “Company”) announced that William C. Crowley will cease serving as the Company’s Chief Financial Officer, effective September 1, 2006. Mr. Crowley will continue to serve as Executive Vice President and Chief Administrative Officer of the Company.

(c)(1) On July 27, 2006, the Company announced that Craig T. Monaghan will join the Company as its Chief Financial Officer beginning September 1, 2006.

(2) Mr. Monaghan, age 49, has served as Executive Vice President and Chief Financial Officer of AutoNation, Inc., an automotive retailer, since March 2005. Previously, he served as AutoNation’s Senior Vice President and Chief Financial Officer from May 2000 until March 2005. ESL Investments, the Company’s largest shareholder, is also the largest shareholder of AutoNation.

(3) Mr. Monaghan’s annual base salary for 2006 will be $600,000, with an annual target incentive opportunity linked to Company performance ranging from 0% to 200% of a $450,000 target. The annual target incentive opportunity for 2006 will not be subject to pro-ration based on the portion of the 2006 annual incentive period actually worked, but will be reduced by no more than $250,000 to the extent the bonus amount exceeds $340,000. He will receive a sign-on bonus of $250,000. Mr. Monaghan will receive a restricted stock award valued at $1,500,000 on September 1, 2006, which will vest in full on September 1, 2009. He will be eligible to participate in the Company’s 2006 Executive Long Term Incentive Program, with a 2006 target award of $1,000,000, payable in fiscal year 2009 for a performance period that begins on September 1, 2006 and ends on the last day of fiscal year 2008. Mr. Monaghan will be subject to standard executive severance/non-compete and non-disclosure/non-solicitation agreements.

A copy of the letter from the Company to Mr. Monaghan relating to employment dated July 26, 2006 is attached hereto as Exhibit 10.1 and is incorporated herein by this reference. The foregoing description of the terms of the letter is qualified in its entirety by reference to the full text of the letter.

On July 27, 2006, the Company issued a press release announcing Mr. Monaghan’s appointment. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Section 9 -    Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits.

                     (d) Exhibits

                     Exhibit 10.1 - Letter from Registrant to Craig T. Monaghan relating to employment dated July 26, 2006

                     Exhibit 99.1 - Press release dated July 27, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARS HOLDINGS CORPORATION

By: /s/ William K. Phelan William K. Phelan Vice President and Controller

Date: August 1, 2006

EXHIBIT INDEX

        Exhibit 10.1 -         Letter from Registrant to Craig T. Monaghan relating to employment dated July 26, 2006

        Exhibit 99.1 -         Press release dated July 27, 2006.

E-1